UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                          SCHEDULE 14A
   Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]       Filed by a Party other than the
                                  Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential - For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                  USA DEALERS AUCTION.COM, INC.
         (Name of Registrant as Specified in its Charter)


                            REGISTRANT
   (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:



[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:



-PAGE-



                  USA DEALERS AUCTION.COM, INC.
                NOTICE OF MEETING OF STOCKHOLDERS

Dear Stockholders:

     We  cordially invite you to attend our Stockholders  Meeting
to   be  held  on  Monday,  January 7,  2002  at  12:00   p.m.
(registration will begin at approximately 11:00 a.m.), at 1650 Grand Avenue, San Marcos, California 92069. At the meeting we will:

     1.   Effectuate a reverse split of the Company's common stock;

     2. Approve the issuance of shares pursuant to a stock purchase agreement entered into on November 13, 2001;

     3.    Approve  the agreement of merger between  USA  Dealers
       Auction.com, Inc. and Brands Shopping Network, Inc.; and

     4. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

     Whether or not you plan to attend, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon, and complete, sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy card because your shares are registered in different names and addresses, please return each of them to ensure that all your shares are voted. If you hold your shares of UDLA in street name and decide to attend the Meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of UDLA shares and submit the enclosed proxy card and then vote by ballot, your proxy vote will be revoked automatically and only your vote will be counted. The prompt return of your proxy card will assist us in preparing for the Meeting.

     Stockholders who owned UDLA stock at the close of business on Tuesday, December 17, 2001 may attend and vote at the meeting. Stockholders are reminded that shares cannot be voted unless the signed proxy card is returned or other arrangements are made to have the shares represented at the meeting.

     We look forward to seeing you at the meeting.

                              Sincerely,

                              Al Tamasebi
                              President and CEO


San Marcos, California
December 5, 2001



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                  USA DEALERS AUCTION.COM, INC.
                        1650 Grand Avenue
                  San Marcos, California 92069


                         PROXY STATEMENT

General Information

     This Proxy Statement is furnished to stockholders of USA Dealers Auction.com, Inc., a Nevada corporation, in connection with the solicitation by the Board of Directors of the Company of proxies in the accompanying form for use in voting at the Meeting of Stockholders of the Company to be held on January 7, 2002 at 12:00 p.m. (registration will begin at approximately 11:00 a.m.), at 1650 Grand Avenue, San Marcos, California 92069, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Meeting.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of the Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

Solicitation and Voting Procedures

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

     The close of business on December 17, 2001 has been fixed as the record date for determining the holders of shares of Common
Stock of the Company entitled to notice of and to vote at the Meeting.

     As of the close of business on the Record Date, the Company had approximately 5,786,600 shares of Common Stock outstanding. Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Because abstentions are treated as shares present or represented and entitled to vote for the purposes of determining whether the stockholders have approved a matter, abstentions have the same effect as negative votes.

Deadline for Receipt of Stockholder Proposals

     For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice therefore in writing to the Secretary of the Company. To be timely for the Company's 2002 Annual Meeting of Stockholders, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than January 15, 2002. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.



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     Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company not later than January 15, 2002 in order to be considered for inclusion in the Company's proxy materials for that meeting.
                           PROPOSAL I

                       REVERSE STOCK SPLIT

     The   Board  of  Directors  has  unanimously  approved,  and
recommends for stockholder approval, the effecting of a reverse stock split not greater than 1-for-8 (1:8) in the issued and outstanding shares of UDLA common stock.

Reasons For Approving A Reverse Stock Split

     There are various reasons for the proposed Reverse Split, the foremost of which is to increase the price of the Company's traded Common Stock, which the Board believes would foster confidence in the Company and assist it in obtaining financing on more favorable terms than otherwise might be available

     Another projected benefit of the Reverse Split would be a very substantial reduction in the transaction costs associated with trading in the Company's Common Stock. In most cases, trading costs include both "brokers" trading commissions and the "indirect cost" of "dealer markup," that is, the difference between the buying and selling prices of dealers in a given stock (the "bid-ask spread")

     Further, the Board of Directors believes that the reduction in the number of common shares outstanding, without any corresponding material alteration in the economic composition of the Company or the relative interests of the securities holders would thus likely enhance the public and institutional perception of the Company's Common Stock and thus increase investor interest. However, no assurance can be given that the market price of the Common Stock will increase in direct proportion to the ratio of the Reverse Split. A failure of the stock's trading price to completely reflect the mathematics of the Reverse Split would result in a reduction in the market value of the Company's securities, but, on the other hand, it is no less likely that the Reverse Split may result in a disproportionately increased value of the market value of the Company's Common Stock.

     There can be no assurance that the total market capitalization of the Common Stock after the proposed Reverse Stock Split will be equal to the total market capitalization before the proposed Reverse Stock Split or that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price.

Potential Effects of the Reverse Stock Split

     Pursuant to the Reverse Stock Split, each holder of shares of our Common Stock (the "Old Common Stock") immediately prior to the effectiveness of the Reverse Stock Split will become the holder of fewer share of our Common Stock (the "New Common Stock") after consummation of the Reverse Stock Split. Although the Reverse Stock Split, will not, by itself, impact our assets or properties, the Reverse Stock Split could result in a decrease in the aggregate market value of our equity capital. The Reverse Stock Split will not result in some stockholders owning "odd-lots." All fractional share holdings shall be rounded up to whole numbers. For example, if a shareholder owns 100 shares of Old Common Stock, after an 8 to 1 Reverse Stock Split, that shareholder will now own 13 shares of New Common Stock, not 12.5 shares of New Common Stock.

     All outstanding options, warrants, rights and convertible securities will be appropriately adjusted for the Reverse Stock Split automatically on the effective date of the Reverse Stock Split. The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder's proportionate equity interest in us except for those stockholders who would receive cash in lieu of fractional shares. None of the rights currently accruing to holders of the Common Stock, options or warrants to purchase Common Stock or securities convertible into Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to one share of the Old Common Stock.



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     We are currently authorized to issue a maximum of 50,000,000 shares of Common Stock. Although the number of authorized shares of Common Stock will not change as a result of the Reverse Stock
Split,   the  number  of  shares  of  Common  Stock  issued   and
outstanding   will  be  reduced  to  a  number   that   will   be
approximately equal to (a) the number of shares of Common Stock issued and outstanding immediately prior to the effectiveness of the Reverse Stock Split, divided by (b) the applicable number (which will be up to 8 as determined by the Board) in accordance with the ratio of the Reverse Stock Split, and (c) increased by
the  rounding up of any fractional shares to whole shares.   With
the exception of the number of shares issued and outstanding, the rights and preference of the shares of Common Stock prior and
subsequent to the Reverse Stock Split will remain the  same.   It
is not anticipated that our financial condition, the percentage ownership of management, the number of our stockholders or any aspect of our business would materially change as a result of the Reverse Stock Split. Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split is not the first step in, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Exchange Act. Additionally, the Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act as we will continue to be subject to the Exchange Act's periodic reporting requirements.

Increase of Shares of Common Stock Available for Future Issuance

     As a result of the Reverse Stock Split, there will be a reduction in the number of shares of our Common Stock issued and outstanding and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the Reverse Stock Split (the "Increased Available Shares"). The Increased Available Shares may be used for any proper corporate purpose approved by the Board including, among others, future financing transactions.

Effectiveness of Reverse Stock Split

     In determining the ratio of the Reverse Stock Split, the Board will assess numerous factors including, but not limited to, analysis of the most recent fiscal quarter of the Company, general economic conditions, and the existing and expected marketability and liquidity of our Common Stock. The judgment of the Board regarding the ratio will be conclusive.

     Commencing on the date of the Reverse Stock Split, each Old Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Stock Split and each stockholder of record who owns a fewer number of shares of our Common Stock than the Reverse Stock Split ratio shall have his or her fractional shares rounded up to equal one whole share of New Common Stock. As soon as practicable after the filing date, stockholders will be notified as to the effectiveness of the Reverse Stock Split and instructed as to how and when to surrender their certificates representing shares of Old Common Stock in exchange for certificates representing shares of New Common Stock. We intend to use Pacific Stock Transfer Company as our exchange agent in effecting the exchange of certificates following the effectiveness of the Reverse Stock Split.

                           PROPOSAL II

                     ISSUANCE OF SECURITIES

     UDLA executed a stock purchase agreement with Ashford Capital, LLC, a California limited liability company. The common stock of the Company was issued in accordance with an exemption from the registration provisions of Section 5 of the Securities Act of 1933, as amended, provided under Regulation D, Rule 506, and is subject to approval by a majority of the shareholders in a proxy statement to be field prior to the end of the year. Ashford purchased a total of 10,000,000 shares of its $0.001 par value common stock for a total of $43,125. Of this amount, the Company will receive $25,000 in cash and $18,125 in a promissory note. The promissory note is at an interest rate of 6% per annum for six months with the entire principal and accrued interest due on April 14, 2002. At the closing, the Company received $15,000 in cash and will receive the remainder upon the receipt of the shares and approval by shareholders.



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     The  Company intends to use the proceeds received  from  the stock purchase agreement to pay for legal and accounting fees associated with the Agreement of Merger, discussed below.

     The Board of Directors recommends a vote "FOR" the proposal.


                          PROPOSAL III

                       AGREEMENT OF MERGER

     On November 27, 2001, we entered into a Merger Agreement and Plan of Reorganization with Brands Shopping Network, a Nevada corporation, to consummate a reverse merger with us. We will issue one share of our $0.001 par value common stock for each share of the common stock of Brands, and we will therefore assume 100% ownership of Brands. As part of the Agreement, Brands will sign a two year consulting contract with BET Capital Corporation, a California corporation, for services valued at $10,000 per month, to be paid in registered shares via Form S-8. Also, 1,000,000 warrants will be issued to BET at a 75% discount from the average closing bid price for the 30 trading days following the effective date of the Agreement. In addition, we will be responsible for the registration of all the shares issued to
Ashford Capital, LLC. Additionally, we will pay $5,000 in consulting fees to an individual who is a shareholder of UDLA and $15,000 to an officer, director and shareholder of UDLA for consulting services.

Rights of Dissenting Shareholders

     Any stockholder is entitled to be paid the fair value of his or her shares in accordance with Section 92A.300 to 92A.500 of the Nevada Revised Statutes if the stockholder dissents to the Merger. Each holder of shares of our Common Stock who asserts dissenters' rights and who follows the procedures set forth in Chapter 92A of NRS, will be entitled to have his or her shares of UDLA Common Stock purchased by us for cash at their fair market value. The fair market value of UDLA shares of Common Stock will be determined as of the day before the first announcement of the terms of the Merger, excluding any appreciation or depreciation in consequence of the Merger.

     A holder who wishes to exercise dissenters' rights should deliver his or her written demand to the Company's transfer agent, Pacific Stock Transfer Company, 500 East Warm Street, Las Vegas, Nevada 89119, on or before 10:00 a.m. Pacific Daylight Time on December 15, 2001. Any stockholder who does not follow the foregoing is not entitled to payment for his shares under NRS.

     In accordance with the regulations promulgated under the Securities Exchange Act of 1933, as amended, the authorization of the Merger will not become effective until twenty days after the Agreement is approved. Therefore, within ten days of the effective date of such approval, we must mail a written dissenter's notice of such approval (the "Dissenter's Notice") to all stockholders who asserted their dissenters' rights against the Merger, and must (a) state where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited; (b) inform holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received; (c) supply a form for demanding payment; (d) set a date, not less than 30 nor more than 60 days after date notice is mailed, by which we must receive the demand for payment; and (e) send a full copy of NRS Sections 92A.300 through 92A.500.

     Pursuant to NRS Section 92A.470, we may withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set in the dissenter's notice. If we withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The offer shall contain a statement of its estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights pursuant to NRS Section 92A.480.



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     A  dissenter  may  notify  the Company  in  writing  of  his estimate of the fair value of the shares and the amount of interest due and demand payment of his estimate, less any payment made pursuant to NRS Section 92A.460, or reject the offer made pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due. A dissenter waives his right to demand payment unless he makes his demand in writing within 30 days after the Company has made or offered payment for his shares.

     The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of our Common Stock. The Nevada Revised Statutes establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenters' rights should carefully consider and comply with the provisions of these sections, the full text of which is set out in Exhibit 3 to this Information Statement and consult his legal advisor.

     UDLA has reserved the right to abandon the merger if it decides that the number of stockholders exercising dissenters' rights exceeds an amount it deems acceptable in its sole and absolute discretion.

     The discussion contained herein is qualified in its entirety by and should be read in conjunction with the form of the Agreement and Plan of Merger.

     Communications with respect to dissenters' rights should be addressed to UDLA's transfer agent, Pacific Stock Transfer
Company, 500 East Warm Springs, Las Vegas, Nevada 89119

     Upon filing a notice of election to dissent a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Stock pursuant to the NRS. If a shareholder loses his dissenters' rights, either by withdrawal of his demand, abandonment of the Merger by UDLA or otherwise, he will not have the right to receive a cash payment for his Stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

     The provisions of NRS Sections 92A.300 to 92A.500 are technical and complex. It is suggested that any shareholder who desires to exercise rights to dissent consult legal counsel, as failure to comply strictly with such provisions may lead to a loss of dissenters' rights. Sections 92A.300 to 92A.500 of the Nevada Revised Statutes ("NRS") give stockholders, who have not consented to the Merger the right to be paid in cash the fair value of their shares of common stock as determined by the Board of Directors of UDLA. In order to receive cash payment for their shares of common stock of the Company a dissenting shareholder must comply with the procedures specified by Section 92A.300 to 92A.500 of the NRS.

Summary Term Sheet

     We intend to merge with Brands Shopping Network, Inc., in a Merger Agreement and Plan of Reorganization, in which USA Dealers Auction.com, Inc. will be the surviving corporation and the separate corporate existence of Brands shall cease. The following are some of the questions about the Merger you, as one of our shareholders, may have and answers to those questions. We urge you to read this Proxy Statement, including the Merger Agreement that is attached hereto as Exhibit 2, carefully because the information in this summary is not complete.

Who Are We Merging with?

     We are merging with Brands Shopping Network, Inc., a Nevada corporation, through the Agreement.

Has the Board of Directors Approved the Merger?

     Yes.   The  Merger  Agreement was executed on  December 5,
2001. Our board of directors approved the Agreement, and all the transactions contemplated thereby as executed, and resolved to seek Shareholder approval therefore on such same date.



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How will the Merger work?

     Brands  will  merge with and into UDLA, and we will  be  the
surviving   corporation.   However,  our  name  will  immediately
thereafter be changed to Brands Holdings, Inc.

Do I have the right to vote on the Merger?

     Yes, you do. That is one of the purposes of this proxy statement. We are soliciting your vote in favor of the Agreement.

Is  Your  Financial Condition Relevant to My Decision Whether  to
Vote for the Merger?

     Yes, we believe that it is. Although the surviving entity is expected to continue to operate the auction business, the business of our company will be expanded to include opportunities that arise in the view of management. UDLA has accumulated a deficit of $125,067 since our inception. Additionally, for the nine months ended September 30, 2001, we experienced a net cash outflow of $32,262. Our management believes that the merger with Brands will allow the Company to continue to operate, thereby preserving shareholder value.

How do I exchange my shares of common stock?

     You do not. You have the right to vote on the Merger, but there is no step that you are required to take.

How many shares will I have after the Merger?

     The Merger itself will have no impact of the number of shares you own. However, if approved by shareholders, the proposal to reverse split the common stock of UDLA on an up to 1-for-8 basis will reduce the number of shares you possess by a factor as determined by the Board of Directors.

What is the Conversion Ratio?

     Shares of Brands will be converted into shares of UDLA on a one for one basis.

Will the shares to be issued in the Merger be freely trading?

     The shares that are not currently freely trading will remain
restricted.    In   addition,  the  shares   issued   to   Brands
stockholders will also be considered restricted securities.

     The person and entities who obtain shares of our common stock under the Agreement were granted registration rights with respect to their shares of common stock. Although we intend to file a registration statement with respect to these shares, we cannot assure you that the Commission will declare that registration statement effective within a certain period of time, if at all.

     Even if the shares of common stock are registered, however, other restrictions will still apply. Certain securities may not be freely traded by affiliates, generally defined by the Commission as being in a control relationship with the issuer. None of the foregoing, however, will affect the status of the currently issued and freely trading shares of our common stock. We do not anticipate that the Merger will in any way affect the status of our shares that are currently freely trading.

When do you expect the Merger to be completed?

     We hope to complete the Merger as soon as possible, assuming that all the conditions to the closing of the Merger as set forth in the Merger Agreement are completed to the satisfaction of the parties.



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What remedy do I have if I did not vote for the Merger?

     You have dissenting shareholders' rights to have your shares of stock redeemed at fair value if you dissent to the Merger and if you follow the procedures that are explained in more detail in herein.

What do I need to do in order to vote?

     After reading this document, you will need to execute the Proxy Card provided you herewith, and any other documents applicable to you that are included in this packet. Alternatively, you may appear at the meeting and vote in person. There is no legal distinction between the two methods.

Who can help answer my questions?

     If you have more questions about the Merger you should contact:

          Jeffers, Shaff & Falk, LLP
          18881 Von Karman Avenue, Suite 1400
          Irvine, CA 92612
          Attention: Barry D. Falk

          Telephone No.: (949) 660-7700
          Facsimile No.: (949) 660-7799
     If you have questions about our business, you should contact:

          Brands Shopping Network, Inc
          110 Newport Center Drive, Suite 200
          Newport Beach, CA 92660
          Attention: Mark Doumani

          or

          USA Dealers Auction.com, Inc.
          1650 Grand Ave.
          San Marcos, CA  92069
          Attention: Al Tamasebi

Special Note Regarding Forward-Looking Statements

     Information  included  in this Proxy Statement  may  contain forward-looking statements within the meaning of, but without safe harbor under, Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Neither UDLA nor Brands undertakes an obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.



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                          OTHER MATTERS

     We do not know of any other matters to be submitted to the stockholders at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.


                       NUMBER OF DIRECTORS

     UDLA's Bylaws authorize the Board to fix the number of directors serving on the Board. Since April of 2000, the number of directors has been fixed at two. Each director holds office until the annual meeting of stockholders following the initial election or appointment of that director and until that director's successor has been duly elected and qualified, or until that director's earlier resignation or removal. Officers are appointed to serve at the discretion of the Board.

                      DIRECTOR COMPENSATION

     Board   members  are  reimbursed  for  reasonable   expenses
incurred in connection with attendance at meetings of the Board and of Committees of the Board.

     Each employee of UDLA who is also a director of UDLA does not receive any additional compensation for his service on the Board.


                SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows how much UDLA Common Stock is owned as of November 27, 2001 by each Director, each executive officer named in the Summary Compensation Table and all Directors and executive officers as a group. As of November 27, 2001, we are not aware of any other stockholders owning 5% or more of UDLA's Common Stock.

   Name       Position      Number of Shares       Percent of
                                 Owned         Outstanding Shares
 --------    ----------    ------------------  ------------------

    Al        President        3,300,000             58.24%
 Tamasebi

  Jarfar      Chairman           25,000              0.44%
 Taghavi

   Abol         Vice-            20,000              0.35%
  Parviz      President

  Joseph        Chief            20,000              0.35%
 Valenti      Financial
               Officer


                     EXECUTIVE COMPENSATION

Summary Compensation Table
-------------------------------------

     The following table reports the compensation paid or accrued during the last three fiscal years for the most highly paid UDLA executive officers. The officers of UDLA have agreed to defer compensation until the Company has generated positive cash flows.



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                    Summary Compensation Table

                     Annual              Long-Term Compensation
                  Compensation
                 --------------        --------------------------

   Name and      Year  Salary Bonus   Other   Restr    Securi   LTIP      All
   Principal                          Annual  icted    ties     Payouts  Other
   Position              ($)   ($)    Compen  Stock    Underl           Compen
                                      sation  Awards   ying             sation
                                                       Options
                                       ($)     ($)      (#)      ($)      ($)
------------------------------------------------------------------------------


Al Tamasebi,     2001     0     0       0       0        0        0        0
President

Jarfar Taghavi,  2001     0     0       0       0        0        0        0
Chairman

Abol Parviz,     2001     0     0       0       0        0        0        0
Vice-President

Joseph Valenti,  2001     0     0       0       0        0        0        0
CFO



Section 16(a) Beneficial Ownership Reporting Compliance
-----------------------------------------------------------------


     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires UDLA's officers, directors and persons who are the beneficial owners of more than 10% of the Common Stock to file initial reports of ownership and reports of changes in ownership of the Common Stock with the Securities and Exchange Commission. Officers, directors and beneficial owners of more than 10% of the Common Stock are required by Commission regulations to furnish UDLA with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms furnished to UDLA and certain written representations that no other reports were required, UDLA believes that, during the period from inception to December 31, 2000, all officers, directors and beneficial owners of more than 10% of the Common Stock complied with all Section 16(a) requirements.


          DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     If you want us to consider including a proposal in our Proxy Statement for our 2002 Annual Meeting of Stockholders you must deliver a copy of your proposal to UDLA's Secretary at our principal executive offices at 1650 Grand Avenue, San Marcos, California 92069 no later than January 15, 2002.

     If you intend to present a proposal at UDLA's 2002 Annual Meeting, but you do not intend to have it included in our 2002 Proxy Statement, you must deliver a copy of your proposal to UDLA's Secretary at our principal executive offices listed above no later than January 15, 2002 and no earlier than December 1, 2002. If the date of UDLA's 2002 Annual Meeting of Stockholders is more than 30 calendar days before or after the date of our 2001 Annual Meeting, your notice of a proposal will be timely if we receive it by the close of business on the tenth day following the day we publicly announce the date of the 2002 Annual Meeting. If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as the Board of Directors may recommend.

THE BOARD OF DIRECTORS
Dated: December 5, 2001



-PAGE-



 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                  USA DEALERS AUCTION.COM, INC.
                        1650 Grand Avenue
                  San Marcos, California 92069


     The undersigned stockholder of USA Dealers Auction.com, Inc., hereby acknowledges receipt of the Notice of Meeting of Stockholders and Proxy Statement, each dated December 5, 2001, and hereby appoints Al Tamasebi proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at UDLA's Meeting of Stockholders to be held on Monday, January 7, 2002, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present on the following matters. The meeting will begin at 12:00 p.m. (registration will begin at 11:00 a.m.) at 1650 Grand Avenue, San Marcos, California 92069.

     This proxy will be voted as directed or, if no contrary direction is indicated, will be voted for the election of directors and as said proxies deem advisable on such other matters as may come before the meeting.

     THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSALS 1, 2 AND
3.

1.   REVERSE STOCK SPLIT:

       For       Against    Abstain
    ---------   ---------  ---------

      [   ]       [   ]      [   ]

2.   ISSUANCE OF SECURITIES:

       For       Against    Abstain
    ---------   ---------  ---------

      [   ]       [   ]      [   ]

3.   AGREEMENT OF MERGER:

       For       Against    Abstain
    ---------   ---------  ---------

      [   ]       [   ]      [   ]

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.  [   ]

--------------------- ---------------------  ---------------------
(Signature)           (Print Name)           (Date)

--------------------- ---------------------  ---------------------
(Signature)           (Print Name)           (Date)



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